UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03907

The Empire Builder Tax Free Bond Fund

(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, OH 43219

 (Address of principal executive offices)                                (Zip code)

Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 847-5886

Date of fiscal year end: February 28,2010

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders.

Dear Shareholder,

We are pleased to present The Empire Builder Tax Free Bond Fund Annual Report for the year ended February 28, 2010.

For the past year, the Builder class was up 3.97% while the Premier Class was up 4.18%. The Federal Reserve Board has left the Federal Fund Rate, the key target rate on loans between member banks, at recent lows (between 0% and 0.25%) since its December 2008 meeting. This low rate has helped the economy improve. The stock market has had a good recovery, the housing market has stabilized, but unemployment remains a great concern and will be for years to come.

We expect taxes to increase at the federal and state levels based on the size of the Federal Stimulus Package and the Federal Deficit. If this happens, it will make your investment in the Fund more attractive on a taxable-equivalent basis. We also believe that inflation will increase, which will cause interest rates to rise. We expect this will allow us to pick up additional yield when we reinvest our securities with shorter-term maturities.

We will continue to focus on maintaining the high credit quality of the bonds in the Fund. When the right opportunities present themselves, we will extend the duration of the portfolio cautiously with the goal of enhancing returns while keeping principal in tact.

In our opinion, The Empire Builder Tax-Free Bond Fund is well-positioned for the next year. Its no-load structure continues to offer value to the shareholder because there is no charge to purchase units. Because of the current disparity between municipals and Treasuries, we believe it is an excellent time to purchase additional shares of The Empire Builder Tax-Free Bond Fund through our automatic investment program (also known as ‘‘dollar cost averaging’’*). It helps shareholders follow a disciplined investment plan. Please call the customer service desk at 1-800-847-5886 for information on how to participate. We look forward to helping you meet your investment needs.

Seth M. Glickenhaus
President

*
Dollar cost averaging does not insure a profit and does not protect against loss in declining markets. An investor should consider his or her financial ability to continue making additional investments through periods of low share price levels.

This report must be preceded or accompanied by a prospectus. For more complete information including charges and expenses, please call 1-800-847-5886 to receive a prospectus. Read the prospectus carefully before investing or sending money.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions (if any) or on the redemption of Fund shares. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information for the most recent month end, please call 1-800-847-5886.

For more complete information on The Empire Builder Tax Free Bond Fund, you may request additional prospectuses by calling 1-800-847-5886. You should consider the Fund’s investment objectives, risk, charges and expenses carefully before you invest. Information about these and other important information is in the Fund’s prospectus which you should read carefully before investing.

Not FDIC insured. May lose value. No bank guarantee.

Market Conditions during the Fund’s most recent fiscal year

As we mentioned last year, the 10-year Treasury bond is the leading benchmark for long-term interest rates. Interest rates in the 10-year Government Bond Market for the fiscal year ended February 28, 2010 began at approximately 3.017% and ended at 3.606%. It was a volatile market this year; the 10-year traded in a range of approximately 2.597% to 3.92%. Throughout the year, we saw dramatic shifts in the interest rate on the 10-year bond.

We try to enhance the value of the Fund whenever possible. We continue to manage the Fund conservatively, while seeking to take advantage of opportunities that arise in the marketplace due to interest rate movements and quality enhancements.

The following graphs illustrate the total return based on a $10,000 investment in Builder Class shares of the Fund and a $20,000* investment in Premier Class shares of the Fund made March 1, 2000, held through February 28, 2010, as well as the performance of the Barclays Capital Municipal Bond Index, the Fund’s benchmark, over the same period.

The Barclays Capital Municipal Bond Index includes 25,000 long-term, investment grade, municipal bonds. In the opinion of Glickenhaus & Co., the Fund’s adviser, this index most accurately represents the performance of the broad municipal bond market. However, there are substantial differences between the index and the Fund that contributed to the Fund’s underperformance relative to the benchmark. First, the index covers municipal bonds nationwide, whereas the Fund invests only in New York tax exempt bonds. Second, the index does not reflect the fees and expenses of the Fund or the cost and expenses of actually obtaining the underlying bonds. Third, the index had a higher level of volatility, as measured by Beta, for the ten year period ended February 28, 2010, and higher average maturity and lower average credit quality than the Fund during the period ended February 28, 2010. Finally, the index represents an unmanaged portfolio whereas the Fund is professionally managed. Indexes are unmanaged and one cannot invest directly in an index.

The performance data on the following pages assumes that all dividends and distributions are reinvested at net asset value. Return calculations do not reflect taxes a shareholder would pay on Fund distributions (if any) or on the redemption of Fund shares. The performance data quoted represents past performance and future returns may be higher or lower. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*	The minimum initial investment into the Premier Class is $20,000

Past performance is not a guarantee of future results.

Average Annual Total Return (Unaudited)
Empire Builder-Builder Class
				Expense
	1 Year	5 Years	10 Years	Ratio *
Empire Builder Tax Free Bond Fund - Builder Class	3.97%	2.84%	4.45%	1.34%
Barclays Capital Municipal Bond Index	9.98%	4.50%	5.83%	NA

Average Annual Total Return (Unaudited)
Empire Builder-Premier Class

				Expense
	1 Year	5 Years	10 Years	Ratio *
Empire Builder Tax Free Bond Fund - Premier Class	4.18%	3.04%	4.68%	1.18%
Barclays Capital Municipal Bond Index	9.98%	4.50%	5.83%	NA

*
The above expense ratios are from the Fund’s prospectus dated June 26, 2009. Additional information pertaining to the Fund’s expense ratios for the year ended February 28, 2010 can be found in the Financial Highlights.

Past performance is not a guarantee of future results.

Expense Examples (Unaudited):

As a shareholder of The Empire Builder Tax Free Bond Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees as well as other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in The Empire Builder Tax Free Bond Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 through February 28, 2010.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

The Empire Builder Tax Free Bond Fund	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During Period* 9/1/09 - /28/10	Expense Ratio During Period 9/1/09 - /28/10
Builder Class	$1,000.00	$1,016.40	$7.40	1.48%
Premier Class	1,000.00	1,017.40	6.30	1.26%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on The Empire Builder Tax Free Bond Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Empire Builder Tax Free Bond Fund	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During Period* 9/1/09 - 2/28/10	Expense Ratio During Period 9/1/09 - 2/28/10
Builder Class	$1,000.00	$1,017.46	$7.40	1.48%
Premier Class	1,000.00	1,018.55	6.31	1.26%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Past performance is not a guarantee of future results.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010

		Principal	Fair Value
Credit Ratings*		Amount	(Note 2)
	Municipal Securities (95.6%)
	New York City (7.9%)
	New York City, General Obligation
Aa3/AA	Series F1
	3.000%, 11/15/2010, Non-Callable	$1,000,000	$1,018,370
Aa3/AA	Series E-1
	6.250%, 10/15/2028, Continuously Callable 10/15/2018 @
	100	2,000,000	2,328,320
Aa3/AAA	New York City, Health & Hospitals Corp.,
	Health System Revenue, Series A, 5.500%, 2/15/2018,
	Continuously Callable 2/15/2012 @ 100, (AGM)	1,000,000	1,034,880
	New York City, Housing Development Corp.,
	Multifamily Housing Revenue, Series M
Aa2/AA	4.400%, 5/1/2014, Non-Callable	165,000	170,265
Aa2/AA	4.450%, 11/1/2014, Non-Callable	330,000	341,636
Aa2/AA	4.600%, 5/1/2015, Non-Callable	340,000	353,236
Aa2/AA	4.650%, 11/1/2015, Non-Callable	350,000	364,739
Aa2/AA	6.750%, 11/1/2033, Continuously Callable 11/1/2018 @ 100	1,000,000	1,108,370
	Total New York City		6,719,816
	New York State Agencies (60.3%)
	New York State Dormitory Authority (54.5%)
WR/AA-	Mental Health Services Facilities Improvement,
	Series A, 5.000%, 2/15/2019,
	Continuously Callable 2/15/2015 @ 100, (AMBAC)	2,500,000	2,665,525
A1/AA-	Municipal Health Facilities, 5.000%, 1/15/2018, Non-Callable	2,000,000	2,213,360
Baa1/A	New York Medical College, 5.250%, 7/1/2013,
	Continuously Callable 7/1/2010 @ 100, (NATL-RE)	1,015,000	1,020,603
Aa3/AA-	New York University, Series 2, 5.500%, 7/1/2018,
	Continuously Callable 7/1/2011 @ 100, (AMBAC)	500,000	516,660
Aa2/AAA	Non State Supported Debt, Hospital Special Surgery,
	6.000%, 8/15/2038, Callable 8/15/2019 @ 100, (FHA)	500,000	540,015
	Non State Supported Debt, Ithaca College
A2/NR	3.000%, 7/1/2010, Non-Callable	1,470,000	1,479,246
A2/NR	5.000%, 7/1/2011, Non-Callable	250,000	261,625
NR/A	Non State Supported Debt, NYSARC, Inc.,
	Series A, 3.000%, 7/1/2010, Non-Callable	1,000,000	1,004,370

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010 - (continued)

		Principal	Fair Value
Credit Ratings*	Municipal Securities — continued	Amount	(Note 2)
	New York State Agencies — continued
	Non State Supported Debt, United Health Services Hospitals, Inc.
NR/AAA	3.000%, 8/1/2010, Non-Callable, (FHA)	$625,000	$630,756
NR/AAA	3.000%, 8/1/2011, Non-Callable, (FHA)	645,000	661,377
NR/AAA	3.000%, 2/1/2012, Non-Callable, (FHA)	1,315,000	1,348,006
NR/AAA	3.000%, 8/1/2012, Non-Callable, (FHA)	1,340,000	1,379,048
	Rochester Institute of Technology, Series A
A1/NR	5.250%, 7/1/2016,
	Continuously Callable 7/1/2012 @ 100, (AMBAC)	2,045,000	2,162,281
A1/NR	5.250%, 7/1/2017,
	Continuously Callable 7/1/2012 @ 100, (AMBAC)	2,155,000	2,268,612
	School Districts Financing Program
	Series B
A2/A+	2.000%, 10/1/2010, Non-Callable, (State Aid Withholding)	2,000,000	2,016,940
	Series D
A2/A+	5.250%, 10/1/2023, Continuously Callable 10/1/2012 @ 100,
	(NATL-RE State Aid Withholding)	5,295,000	5,589,614
Baa1/A	Special Acts School Districts Program, 6.000%, 7/1/2019,
	Continuously Callable 7/1/2010 @ 100, (NATL-RE)	3,540,000	3,540,743
	St. Lawrence - Lewis BOCES
Aa3/AAA	4.000%, 8/15/2018,
	Continuously Callable 8/15/2017 @ 100, (AGM)	100,000	106,013
Aa3/AAA	4.125%, 8/15/2020,
	Continuously Callable 8/15/2017 @ 100, (AGM)	110,000	115,430
Aa3/AAA	4.250%, 8/15/2021,
	Continuously Callable 8/15/2017 @ 100, (AGM)	100,000	105,349
Aa1/NR	State Mortgage Agency, Homeowner Mortgage Revenue,
	Series 158, 6.600%, 10/1/2038,
	Continuously Callable 10/1/2018 @ 100	500,000	546,835
NR/AA-	State Supported Debt, City University Construction 5th Generation
	Resolution, Series E, 6.125%, 1/1/2031,
	Continuously Callable 1/1/2019 @ 100	1,500,000	1,701,585
NR/AA-	State Supported Debt, Department of Education,
	Series A, 5.000%, 7/1/2018,
	Continuously Callable 7/1/2016 @ 100	1,000,000	1,073,280

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010 - (continued)

		Principal	Fair Value
Credit Ratings*	Municipal Securities — continued	Amount	(Note 2)
	New York State Agencies — continued
NR/AA-	State Supported Debt, Mental Health Services Facilities
	Improvement, Series F, 6.250%, 2/15/2031,
	Continuously Callable 8/15/2018 @ 100	$1,500,000	$1,679,430
Aa3/AAA	The New York & Presbyterian Hospital,
	Series A, 5.250%, 8/15/2010, Non-Callable, (AGM FHA)	4,000,000	4,078,480
Aa3/A+	University of Rochester, Series A1, 5.000%, 7/1/2019,
	Continuously Callable 1/1/2017 @ 100	2,305,000	2,487,118
	Upstate Community Colleges
	Series A
Aa3/AAA	6.000%, 7/1/2019,
	Continuously Callable 7/1/2012 @ 101, (AGM)	1,000,000	1,029,050
Aa3/AAA	6.000%, 7/1/2020,
	Continuously Callable 7/1/2012 @ 101, (AGM)	845,000	869,547
	Series B
A1/AA-	5.250%, 7/1/2015,
	Continuously Callable 7/1/2014 @ 100,
	(NATL-RE FGIC TCRS)	3,140,000	3,548,451
	Total New York State Dormitory Authority		46,639,349
	Other New York State Agencies (5.8%)
Aaa/AAA	New York State Environmental Facilities Corp.,
	State Water Pollution Control Revenue, Revolving Fund,
	Pooled Loan, 5.900%, 1/15/2018,
	Continuously Callable 4/5/2010 @ 100, (POL CTL-SRF)	725,000	726,443
Aa2/NR	New York State Housing Finance Agency Revenue,
	Series A, 2.700%, 5/1/2012, Non-Callable	1,500,000	1,502,850
NR/AA-	New York State Thruway Authority Service Contract Revenue,
	Local Highway & Bridge Services, 4.500%, 4/1/2010,
	Non-Callable	580,000	581,971
NR/AA-	New York State Urban Development Corp.,
	Empire State Development, University Facilities Grants,
	Series D, 5.000%, 1/1/2015, Non-Callable	1,000,000	1,126,570
A1/AA-	New York State Urban Development Corp.,
	State Facilities Revenue, 5.700%, 4/1/2010, Non-Callable	1,000,000	1,004,454
	Total Other New York State Agencies		4,942,288
	Total New York State Agencies		51,581,637

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010 - (continued)

		Principal	Fair Value
Credit Ratings*	Municipal Securities — continued	Amount	(Note 2)
	Other New York State Bonds (27.4%)
A1/NR	Albany Housing Authority, Limited Obligation, 6.250%, 10/1/2012,
	Continuously Callable 10/1/2010 @ 100	$635,000	$636,314
	Corning, City School District, General Obligation
Aa3/NR	5.000%, 6/15/2012, Non-Callable, (AGM State Aid Withholding) .	1,000,000	1,088,870
Aa3/NR	5.000%, 6/15/2013, Continuously Callable 6/15/2012 @ 100,
	(AGM State Aid Withholding)	970,000	1,054,594
Aa3/NR	5.000%, 6/15/2014, Continuously Callable 6/15/2012 @ 100,
	(AGM State Aid Withholding)	600,000	648,360
Aa3/AAA	Erie County, IDA School Facility,
	City School District Buffalo Project, Series A, 5.750%, 5/1/2025,
	Continuously Callable 5/1/2017 @ 100, (AGM)	2,000,000	2,214,640
A2/NR	Fayetteville Manlius, Central School District, General Obligation,
	5.000%, 6/15/2016, Callable 6/15/2012 @ 101,
	(NATL-RE FGIC State Aid Withholding)	375,000	397,744
Aa1/AAA	Hempstead Town, General Obligation,
	Series A, 3.000%, 8/15/2010, Non-Callable	2,500,000	2,529,200
NR/A	Hempstead Town, Local Development Corp. Revenue, Adelphi
	University, Series A, 5.000%, 2/1/2011, Non-Callable	500,000	515,725
	Ilion, Central School District, General Obligation, Series B
A2/NR	5.500%, 6/15/2015, Callable 6/15/2012 @ 101,
	(NATL-RE FGIC State Aid Withholding)	550,000	589,028
A2/NR	5.500%, 6/15/2016, Callable 6/15/2012 @ 101,
	(NATL-RE FGIC State Aid Withholding)	500,000	529,525
A3/A-	Long Island Power Authority, Electric System Revenue, Series A,
	6.000%, 5/1/2033, Continuously Callable 5/1/2019 @ 100	500,000	559,750
A3/A	Metropolitan Transportation Authority Revenue, Series 2008C,
	6.500%, 11/15/2028, Continuously Callable 11/15/2018 @ 100	1,500,000	1,716,210
Aa3/AAA	Monroe County, General Obligation, Series A, 2.000%, 6/1/2010,
	Non-Callable, (Assured GTY)	4,015,000	4,028,450
A2/NR	Mount Sinai, Union Free School District, General Obligation,
	6.200%, 2/15/2012, Non-Callable, (AMBAC State Aid Withholding)	1,065,000	1,167,975
Aa2/A	North Hempstead, General Obligation, Series B, 6.400%,
	4/1/2010,
	Non-Callable, (NATL-RE FGIC)	560,000	562,923
Aa3/AAA	Oneida County, IDA Civic Facilities, Mohawk Valley Network,
	St. Luke’s Memorial Hospital, 5.000%, 1/1/2013, Continuously
	Callable 4/5/2010 @ 100, (AGM)	1,260,000	1,273,873

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010 - (continued)

		Principal
		Amount/	Fair Value
Credit Ratings*		Shares	(Note 2)
	Other New York State Bonds — continued
Aa3/AAA	Oneida County, Public Improvement, General Obligation,
	Series A, 3.000%, 4/15/2010, Non-Callable, (Assured GTY)	$1,345,000	$1,348,976
Aa3/NR	Oyster Bay, General Obligation,
	5.000%, 3/15/2011, Non-Callable, (AGM)	430,000	450,971
Aa3/AAA	Rockland County, General Obligation,
	3.000%, 5/1/2010, Non-Callable, (AGM)	1,650,000	1,656,352
Aa3/NR	Southern Cayuga, Central School District,
	General Obligation, 5.000%, 5/15/2014, Callable 5/15/2012 @ 100, (AGM State Aid Withholding)	400,000	430,540
	Total Other New York State Bonds.		23,400,020
	Total Municipal Securities (Cost $78,841,492)		81,701,473
	Money Market Investment (3.6%)
	Dreyfus New York Municipal Cash Management Fund, 0.090%(a) .	3,100,000	3,100,000
	Total Investments (Cost $81,941,493)(b) — 99.2%		84,801,473
	Net Other Assets (Liabilities) — 0.8%		703,773
	NET ASSETS — 100.0%		$85,505,246

(a)	Rate disclosed is as of February 28, 2010.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
*	Credit Ratings given by Moody’s Investor Service, Inc. and Standard & Poor’s Corp. (Unaudited)
AGM	Insured as to principal and interest by Assured Guaranty Municipal Corporation. Formerly FSA.
AMBAC	Insured as to principal and interest by the American Municipal Bond Insurance Corp.
BOCES	Board of Cooperative Educational Services.
FGIC	Insured as to principal and interest by the Financial Guaranty Insurance Co.
FHA	Insured as to principal and interest by the Federal Housing Administration.
GTY	Guaranty
IDA	Industrial Development Agency
NATL-RE	Reinsured as to principal and interest by the National Public Finance Guarantee Corporation.
POL CTL-SRF	Insured as to principal and interest by the Pollution Control State Revenue Fund.
TCRS	Transferable Custodial Receipts

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Portfolio of Investments — February 28, 2010 - (continued)

Moody’s
Aaa	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Aa	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
A	Issuers or issues rated A demonstrate above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Baa	Issuers or issues rated Baa demonstrate moderate creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
NR	Not Rated. In the opinion of the Investment Advisor, instrument judged to be of comparable investment quality to rated securities which may be purchased by the fund.
WR	Rating has been withdrawn.

For items possessing the strongest investment attributes of their category, Moody’s gives that letter rating followed by a number.

Standard and Poor’s

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher-rated categories. However, the obligor’s capacity to meet financial commitment on the obligation is still strong.

NR	Not Rated. In the opinion of the Investment Advisor, instrument judged to be of comparable investment quality to rated securities which may be purchased by the fund.

Standard & Poor’s ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Summary of Portfolio Holdings:
Percent of
The Empire Builder Tax Free Bond Fund	Net Assets
New York State Agencies	60.3%
Other New York State Bonds	27.4
New York City	7.9
Short Term Investments	3.6
99.2%

The accompanying notes are an integral part of the financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND

Statement of Assets and Liabilities
For the Year Ended February 28, 2010

Assets:
Investments in securities, at fair value (cost $81,941,493) (Note 2)		$84,801,473
Cash		8,245
Interest and dividends receivable		803,097
Receivable for capital shares issued		56
Prepaid expenses and other assets		20,041
Total Assets		85,632,912

Liabilities:
Dividends payable	$14,797
Payable for capital shares redeemed	10,000
Advisory fees payable (Note 4)	26,255
Administration fees payable (Note 4)	2,662
Transfer agency fees payable (Note 4)	25,922
Fund accounting fees payable (Note 4)	116
Custodian fees payable	2,559
Other accrued expenses	45,355
Total Liabilities		127,666
Net Assets		$85,505,246

Net Assets:
Capital		$82,600,650
Accumulated undistributed net investment income		9,977
Accumulated undistributed net realized gains from investments.		34,639
Net unrealized appreciation of investments.		2,859,980
Net Assets		$85,505,246

Builder Class:
Net Assets	$39,992,572
Shares of Beneficial Interest Outstanding (unlimited shares
authorized)	2,272,279
Net Asset Value, Offering and Redemption Price per share	$17.60

Premier Class:
Net Assets	$45,512,674
Shares of Beneficial Interest Outstanding (unlimited shares
authorized)	2,585,669
Net Asset Value, Offering and Redemption Price per share	$17.60

THE EMPIRE BUILDER TAX FREE BOND FUND

Statement of Operations
For the Year Ended February 28, 2010

Investment Income:
Interest		$3,169,743
Dividend		13,511
Total Investment Income		3,183,254

Expenses:
Advisory fees (Note 4)	$344,980
Administration fees (Note 4)	201,666
Fund accounting fees (Note 4)	58,733
Transfer agency fees — Builder Class (Note 4)	116,685
Transfer agency fees — Premier Class (Note 4)	39,714
Custody fees.	29,076
Trustees’ fees (Note 4)	54,037
Audit fees	46,260
Compliance services fee (Note 4)	65,409
Legal fees.	93,648
Other fees.	73,700
Total Expenses	1,123,908
Less: Custody fee credit.	(1,009)
Total Net Expenses		1,122,899
Net Investment Income		2,060,355

Realized/Unrealized Gains on Investments (Notes 2 and 3)
Net realized gains from investment transactions	195,676
Change in unrealized appreciation/depreciation from investment
transactions	1,190,937
Net realized/unrealized gains from investments		1,386,613
Change in net assets resulting from operations		$3,446,968

THE EMPIRE BUILDER TAX FREE BOND FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009
From Investment Activities:
Operations:
Net investment income	$2,060,355	$2,439,749
Net realized gains (losses) from investment transactions	195,676	(36,367)
Change in unrealized appreciation/depreciation from investment
transactions	1,190,937	1,923,448
Change in net assets resulting from operations.	3,446,968	4,326,830
Distributions to Shareholders from:
Net investment income:
Builder Class	(922,083)	(1,112,554)
Premier Class	(1,137,493)	(1,329,543)
Net realized gains from investment transactions:
Builder Class	(52,838)	—
Premier Class	(59,437)	—
Total distributions	(2,171,851)	(2,442,097)
Change in net assets from capital share transactions.	(2,051,469)	(2,186,689)
Change in net assets	(776,352)	(301,956)
Net Assets:
Beginning of period	86,281,598	86,583,554
End of period	$85,505,246	$86,281,598
Accumulated undistributed net investment income	$9,977	$10,568
Capital Transactions:
Builder Class
Proceeds from shares issued	$1,093,516	$1,091,886
Dividends reinvested.	902,948	1,025,405
Value of shares redeemed	(2,853,928)	(4,101,366)
Total Builder Class.	(857,464)	(1,984,075)
Premier Class
Proceeds from shares issued	360,430	718,885
Dividends reinvested.	1,008,699	1,118,450
Value of shares redeemed	(2,563,134)	(2,039,949)
Total Premier Class	(1,194,005)	(202,614)
Change in net assets from capital share transactions.	$(2,051,469)	$(2,186,689)
Share Transactions:
Builder Class
Issued	62,647	63,477
Reinvested	51,648	59,769
Redeemed	(162,807)	(238,963)
Total Builder Class Shares	(48,512)	(115,717)
Premier Class
Issued	20,560	41,835
Reinvested	57,695	65,174
Redeemed	(146,520)	(119,655)
Total Premier Class Shares	(68,265)	(12,646)

THE EMPIRE BUILDER TAX FREE BOND FUND
Financial Highlights
For a share of beneficial interest outstanding throughout each period

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 28, 2010		February 28, 2009		February 29, 2008		February 28, 2007		February 28, 2006
	Builder	Premier	Builder	Premier	Builder	Premier	Builder	Premier	Builder	Premier
	Class	Class	Class	Class	Class	Class	Class	Class	Class	Class
Net Asset Value,
Beginning of Period .	$17.34	$17.34	$16.97	$16.97	$17.64	$17.65	$17.66	$17.66	$17.77	$17.77
Investment Activities:
Net investment
income	0.40	0.43	0.47	0.50	0.54	0.57	0.56	0.59	0.46	0.50
Net realized/
unrealized gains
(losses) on
investments	0.28	0.28	0.37	0.37	(0.57)	(0.58)	0.04	0.05	(0.10)	(0.10)
Total from Investment
Operations.	0.68	0.71	0.84	0.87	(0.03)	(0.01)	0.60	0.64	0.36	0.40
Distributions:
Net investment
income	(0.40)	(0.43)	(0.47)	(0.50)	(0.55)	(0.58)	(0.56)	(0.59)	(0.46)	(0.50)
Net realized capital
gains	(0.02)	(0.02)	—	—	(0.09)	(0.09)	(0.06)	(0.06)	(0.01)	(0.01)
Total Distributions	(0.42)	(0.45)	(0.47)	(0.50)	(0.64)	(0.67)	(0.62)	(0.65)	(0.47)	(0.51)
Net Asset Value, End of
Period	$17.60	$17.60	$17.34	$17.34	$16.97	$16.97	$17.64	$17.65	$17.66	$17.66
Total Return.	3.97%	4.18%	5.01%	5.19%	(0.20)%	(0.08)%	3.44%	3.70%	2.07%	2.26%
Ratios/Supplementary
Data:
Net Assets at End of
Period
(in thousands)	$39,993	$45,513	$40,250	$46,032	$41,336	$45,248	$45,010	$49,853	$48,323	$53,540
Ratio of Net
Investment Income
to Average Net
Assets	2.28%	2.48%	2.74%	2.90%	3.07%	3.25%	3.19%	3.39%	2.67%	2.86%
Ratio of Expenses to
Average Net
Assets (a)	1.41%	1.21%	1.31%	1.15%	1.30%	1.12%	1.28%	1.08%	1.20%	1.01%
Ratio of Expenses to
Average Net
Assets*	1.41%	1.21%	1.34%	1.18%	1.33%	1.14%	1.30%	1.10%	1.21%	1.02%
Portfolio Turnover
Rate (b)	18.24%	18.24%	74.67%	74.67%	69.87%	69.87%	134.56%	134.56%	52.14%	52.14%

*	The ratio does not include a reduction of expenses for custodian fee credits of cash balances maintained with the custodian or amounts reimbursed by the administrator.
(a)
Ratio as disclosed reflects the impact of custody fee credits from the custodian. Had the custody credits not been included the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03%, 0.02% and 0.01%, for the years 2010, 2009, 2008, 2007 and 2006, respectively.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

1. Organization

The Empire Builder Tax Free Bond Fund (the ‘‘Fund’’) was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end, non-diversified investment company. The Fund has an unlimited number of shares authorized with no par value.

The Fund offers two classes of shares: the Builder Class and the Premier Class. Both classes of shares outstanding bear the same dividend, liquidation and other rights and conditions, except that the Builder Class shares and the Premier Class shares bear different transfer agency expenses. Each class of shares have exclusive voting rights with respect to matters affecting only that class.

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’).

Use of Estimates

Estimates and assumptions are required to be made regarding amounts of income and expenses, assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the Fund’s financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these estimated amounts.

Security Valuation

Tax-exempt securities are valued using prices provided by an independent pricing service approved by the Fund’s Board of Trustees (the ‘‘Board’’). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Glickenhaus & Co. (the ‘‘Adviser’’), under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market value. Investments in investment companies are reported at their respective net asset values as reported by those companies.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

2. Significant Accounting Policies - (continued)

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs other than level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The input levels or methodology are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments:

	Investments in Securities
	LEVEL 1 —	LEVEL 2 —	LEVEL 3 —
	Quoted	Other Significant	Significant
Investment Type	Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Securities	$—	$81,701,473	$—	$81,701,473
Money Market Investments	3,100,000	—	—	3,100,000
Total.	$3,100,000	$81,701,473	$—	$84,801,473

Security Transactions and Investment Income

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Interest income, which includes amortization of premium and accretion of discounts, is accrued as earned. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost.

Taxes

The Fund intends to qualify each year as a ‘‘regulated investment company’’ under Subchapter M of the Internal Revenue Code, and the Fund distributes and intends to continue to distribute all its tax-exempt and taxable income. By distributing during each calendar year its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a federal income or excise tax. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Fund’s financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

2. Significant Accounting Policies - (continued)

Distributions and Dividends

Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes at least annually substantially all net capital gains, if any, realized from portfolio transactions.

The amounts of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘‘book/tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Determination of Net Asset Value and Allocation of Expenses

In calculating net asset value per share of each class, investment income and expenses, other than class-specific expenses, are allocated daily to each class of shares based on the number of shares outstanding. Realized and unrealized gains and losses are allocated based on relative net assets.

Other

The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amounts of interest earned on such uninvested cash balance. There was no effect on net investment income for the fiscal year ended February 28, 2010. The Fund could have invested such cash amounts in an income-producing asset if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with the Fund’s custodian.

3. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, during the fiscal year ended February 28, 2010, amounted to $14,139,430 and $16,300,229, respectively. During the fiscal year, there were no purchases or sales of long-term U.S. government securities.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

4. Advisory Fees and Other Related Party Transactions

The Fund retains the Adviser to act as investment adviser pursuant to an investment advisory agreement. As compensation for its advisory services, the Adviser receives a fee accrued daily and paid monthly, at the annual rates of 0.40% of the first $100,000,000 of average daily net assets and 0.3333% of any excess in average daily net assets over $100,000,000.

The Adviser has agreed to a reduction of the advisory fees to the extent that the Fund’s expenses, including the advisory fees, exceed 1.50% of the Fund’s average annual net assets. For the fiscal year ended February 28, 2010, there was no reduction of advisory fees pursuant to this agreement.

Beginning April 16, 2010, Ultimus Fund Solutions, LLC (‘‘Ultimus’’) serves as the Administrator, Transfer Agent and Fund Accountant to the Fund. For these services, Ultimus receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual fee.

Prior to April 16, 2010, Citi Fund Services Ohio, Inc. (‘‘Citi Ohio’’ or the ‘‘Prior Administrator’’) and Citi Fund Services, Inc. (‘‘Citi’’), subsidiaries of Citi Investor Services, Inc., served as the Fund’s Administrator, Transfer Agent and Fund Accountant, respectively. The Prior Administrator received compensation for administration and fund accounting services at a rate of 0.14% and 0.03%, respectively, of average daily net assets of the Fund (subject to certain minimum amounts), including reimbursement for certain expenses incurred.

Under a Compliance Consulting Agreement dated April 16, 2010 between the Fund and Ultimus (the ‘‘Compliance Agreement’’), Ultimus will make an employee available to serve as the Fund’s Chief Compliance Officer (‘‘CCO’’). Under the Compliance Agreement, Ultimus will also provide infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including supporting services to the CCO. Ultimus will pay the salary and other compensation earned by any such individuals of Ultimus.

Prior to April 16, 2010 and under a Compliance Services Agreement between the Fund and Citi Ohio (the ‘‘CCO Agreement’’), Citi Ohio made an employee available to serve as the Fund’s Chief Compliance Officer (the ‘‘CCO’’). Under the CCO Agreement, Citi Ohio also provided infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including support services to the CCO. Expenses incurred are reflected in the Statement of Operations as ‘‘Compliance services fee’’. Citi Ohio paid the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Certain Officers and Trustees of the Fund are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who serve on both the Fund’s Board and the Audit Committee are compensated $2,100 in retainer per quarter and an additional $900 fee for each meeting attended plus reimbursement for certain expenses. The non-interested Trustees who serve on committees of the Board receive an additional attendance fee of $750 for each committee meeting attended held on a day other than a regular quarterly meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

5. Concentration of Credit Risk

The Fund invests primarily in debt instruments of municipal issuers in New York State. The issuers’ abilities to meet their obligations may be affected by economic developments in New York State or its region, as well as recent disruptions in the credit markets and the economy, generally. The issuers of municipal securities, including issuers of New York Tax Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

6. Federal Income Tax Information:

The tax character of dividends paid to shareholders during the fiscal year ended February 28, 2010 were as follows:

Distributions paid from
	Net Long-	Total	Total
	Ordinary	Term	Taxable	Tax Exempt	Distributions
	Income	Distributions	Distributions	Distributions	Paid*
The Empire Builder Tax Free Bond Fund	$94,083	$18,192	$112,275	$2,056,324	$2,168,599

The tax character of dividends paid to shareholders during the fiscal year ended February 28, 2009 were as follows:

Distributions paid from
	Net Long-	Total
	Ordinary	Term	Total Taxable	Tax Exempt	Distributions
	Income	Distributions	Distributions	Distributions	Paid*
The Empire Builder Tax Free Bond Fund	$708	$—	$708	$2,444,099	$2,444,807

*	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of February 28, 2010 the components of accumulated earnings (deficit) on a tax basis were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long-Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax-Exempt	Capital	Accumulated	Distributions	Other	Appreciation/	Earnings
	Income	Income	Gains	Earnings	Payable	Losses	(Depreciation) **	(Deficit)
The Empire Builder Tax Free Bond Fund.	$18,305	$24,774	$1,365	$44,444	$(14,797)	$—	$2,874,949	$2,904,596

As of February 28, 2010, the Fund had no capital loss carryforward and utilized $63,864 during the period.

THE EMPIRE BUILDER TAX FREE BOND FUND
Notes to Financial Statements
February 28, 2010

6. Federal Income Tax Information: - (continued)

As of February 28, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation of securities for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
The Empire Builder Tax Free Bond Fund	$81,926,524	$2,875,136	$(187)	$2,874,949

**	The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for market discount.

7. New Pronouncements

In January 2010, the Financial Accounting Standards Board (‘‘FASB’’) issued Accounting Standards Update 2010-06 (‘‘ASU 2010-06’’) to ASC 820-10, ‘‘Fair Value Measurements and Disclosures – Overall.’’ New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU 2010-06 will have, if any, on the Fund’s financial statements and related disclosures.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Empire Builder Tax Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Empire Builder Tax Free Bond Fund (the ‘‘Fund’’) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
April 15, 2010

THE MANAGEMENT (Unaudited)

Independent Trustees

Name, Address,	Positions Held With The Empire Builder Tax Free Bond	Term of Office/ Length of Time	Principal Occupation(s)	Number of Portfolios Overseen for The Empire Builder Tax Free Bond	Directorships Held Outside
and Birthdate	Fund	Served	During the Past 5 Years	Fund	the Fund Complex
EDWARD A. FALKENBERG	Trustee	Since	Principal, ACME Real Estate	1	None
c/o Glickenhaus & Co.		June 1989	(1998 to present)
546 Fifth Avenue, 7th Floor
New York, NY 10036-5000
09/40

EDWARD A. KUCZMARSKI	Trustee	Since	Certified Public Accountant,	1	Director of New York Daily
c/o Glickenhaus & Co.		April 1984	Managing Partner, Crowe		Tax-Free Income Fund, Inc.,
546 Fifth Avenue, 7th Floor			Horwath LLP (formerly, Hays &		the ISI Fund Group, and 9
New York, NY 10036-5000			Company LLP) (1980 to present).		Funds within the Reich &
11/49					Tang Complex

CAROLINE E. NEWELL	Trustee	Since	Head, Park Ave. Christian Church	1	Director of New York Daily
c/o Glickenhaus & Co.		April 1984	Day School (2001 to present)		Tax-Free Income Fund, Inc.
546 Fifth Avenue, 7th Floor			and Head, Le Chateau des
New York, NY 10036-5000			Enfants (1991 to present)
07/40

JOHN P. STEINES, JR.	Trustee	Since	Professor of Law, New York	1	Director of New York Daily
c/o Glickenhaus & Co.		August 1984	University School of Law (1978 to		Tax-Free Income Fund, Inc.
546 Fifth Avenue, 7th Floor			present) and Counsel, Kronish,
New York, NY 10036-5000			Lieb, Weiner & Hellman (law firm)
10/48			(2004 to present)

Interested Persons

SETH M. GLICKENHAUS*	Trustee	Since	General Partner of	1	None
Glickenhaus & Co.	Chairman of	April 1984	Glickenhaus & Co.
546 Fifth Avenue, 7th Floor	the Board and		(1961 to present)
New York, NY 10036-5000	President
03/14

*	Mr. Glickenhaus is an ‘‘interested person’’ (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is a General Partner of Glickenhaus & Co., the Adviser.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated June 26, 2009, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at [(800) 847-5886].

Officers of the Fund

MICHAEL J. LYNCH	Senior Vice	Indefinite,	Director, Unit Trust Department Glickenhaus & Co. (1997 to present)
Glickenhaus & Co.	President	Since
546 Fifth Avenue, 7th Floor		March 1997
New York, NY 10036-5000
07/62

DANIEL J. IGO **	Secretary	Indefinite,	Project Manager and Vice President, Citi Fund Services (2007 to present);
100 Summer Street		Since	Compliance Manager, Citi CCO Compliance Services (2006 to 2007); Legal
Ste. 1500		December 2007	Services Manager, Citi Fund Services (2004 to 2006); Manager, State Street
Boston, MA 02110			Research and Management Company (2003 to 2004).
09/70

JONATHAN ROSEN**	Treasurer	Indefinite,	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
3435 Stelzer Road		Since	(2008 to present); Vice President, Financial Administration, Citi Fund Services
Columbus, OH 45219		September 2008	Ohio, Inc. (2003 to 2008).
02/71

MICHAEL J. NANOSKY**	Chief Compliance	Since	Vice President and Chief Compliance Officer of CCO Services of Citi Fund
3435 Stelzer Road	and Anti-Money	March 2009	Services, Inc. (2008 to present); Vice President and Managing Director of
Columbus, OH 45219	Laundering	Term of Office	Regulatory Compliance of National City Bank — Allegiant Asset Management
06/66	Officer	expires in 2010	(2004 to 2008); Assistant Vice President and Director of Fund Administration
and Compliance of National City Bank — Allegiant Asset Management (2002
to 2004).

**	Effective April 16, 2010, and in conjunction with the change in service provider, Ultimus will provide individuals to serve in this capacity.

THE EMPIRE BUILDER TAX FREE BOND FUND

Other Information (Unaudited)

The Fund intends to designate $18,192 as long-term capital gain distributions or the maximum amount allowable under IRC Section 852, including amounts paid or deemed paid.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the Securities and Exchange Commission’s (the ‘‘Commission’’) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-847-5886; and (ii) on the Commission’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3435 Stelzer Road Columbus, Ohio 43219 1-800-847-5886

TAX FREE BOND FUND
Annual Report
               ,
Investment Adviser and Distributor
Glickenhaus & Co.
546 Fifth Avenue
7th Floor
New York, New York 10036

Fund Accountant
Citi Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Transfer Agent and Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Custodian
State Street Bank & Trust Co.
800 Pennsylvania Avenue
5th Floor
Kansas City, Missouri 64105-1307

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 S. High Street
Columbus, Ohio 43215

Customer Service
3435 Stelzer Road
Columbus, Ohio 43219
1-800-847-5886

This report is submitted for the information of the shareholders of The Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund’s objectives and policies, record, management, sales commission and other data. 00069120

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Edward A. Kuczmarski, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a) Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,000 in 2010 and $36,000 in 2009.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for review of N-1A updates by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $2,900 in 2010 and $2,900 in 2009.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $9,500 in 2010 and $9,500 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees – The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2009.

(e) (1) The Registrant's Audit Committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants. The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g. tax services) to be provided to the Fund by the Auditor, including the fees, therefore the Fund has not adopted pre-approval policies and procedures as described in Rule 2-01(c)(7)(i)(B) of Regulation S-X.

(e) (2)  0% 2010

            0% 2009
(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $9,500 in 2010 and $9,500 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

        (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Empire Builder Tax Free Bond Fund

By (Signature and Title) /s/ Jonathan Rosen
Jonathan Rosen, Treasurer
Date April 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Seth M. Glickenhaus
Seth M. Glickenhaus, President
Date April 15, 2010

By (Signature and Title) /s/ Jonathan Rosen
Jonathan Rosen, Treasurer
Date April 15, 2010